Bank of America Merrill Lynch Investor Conference March 17, 2015 • London Exhibit 99.1

Certain statements in this presentation (including statements regarding the company's forecasts, beliefs, estimates and expectations) that are not historical in nature are "forward-looking" statements within the meaning of the Private
Securities Litigation Reform Act of 1995. In particular, the statements related to Timken’s plans, outlook, future financial performance, targets, projected sales, cash flows, liquidity and expectations regarding the future financial performance of the company, including the information under the headings “The Timken Business Model”, “The Growth Plan: What You
Can Expect”, “2014 Actions Drive Strong Performance & Opportunity”, “Balance Sheet and Leverage”, “Impact of Currency
on 2015 Outlook”, and “Investment Summary - Why Own Timken” are forward-looking. The company cautions that actual results may differ materially from those projected or implied in forward-looking statements due to a variety of important factors, including: the company’s ability to respond to the changes in its end markets that could affect demand for the company’s products; unanticipated changes in business relationships with customers or their purchases from the company; changes in the financial health of the company’s customers, which may have an impact on the company’s revenues, earnings and impairment charges; fluctuations in raw-material and energy costs; the impact of the company’s last-in, first-out accounting; weakness in global or regional economic conditions and financial markets; changes in the expected costs associated with product warranty claims; the ability to integrate acquired companies to achieve satisfactory operating results; the impact on operations of general economic conditions; fluctuations in customer demand; the impact on the company’s pension obligations due to changes in interest rates, mortality assumptions or investment performance, the company’s ability to complete and achieve the benefits of its announced plans, programs, initiatives and capital investments; the taxable nature of the spinoff; and the company’s ability to realize the potential benefits of the spinoff of the steel business and avoid possible indemnification liabilities under certain agreements it entered into with TimkenSteel
Corporation in connection with the spinoff. Additional factors are discussed in the company’s filings with the Securities and
Exchange Commission, including the company’s annual report on Form 10-K for the year ended Dec. 31, 2014, quarterly reports on Form 10-Q and current reports on Form 8-K. Except as required by the federal securities laws, the company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
This presentation includes certain non-GAAP financial measures as defined by the rules and regulations of the Securities and Exchange Commission. Reconciliation of those measures to the most directly comparable GAAP equivalents are provided in the Appendix to this presentation.
FORWARD-LOOKING STATEMENTS

Company Overview and Direction * * * *

TAPERED ROLLER BEARINGS
TIMKEN

Stronger. By Design. TIMKEN

A Proud History and A Compelling Future
A Leader in Bearings, Power Transmission and Related Services
Ticker
Legacy
2014 Sales
Employees
Global Footprint
Dividend
NYSE: TKR
c. 1899; 115 years of operations
$3.1B
16,000 worldwide
Headquarters in North Canton, OH
28 countries
62 manufacturing facilities
Payout every quarter since IPO in
1922
TIMKEN
AT
A
GLANCE

22.4%
15.4%
18.1%
Timken
S&P 500
S&P 400 Industrials

Stronger. By Design. TIMKEN

The Timken Transformation 2007 - 2014
•
Exited automotive business that did not
meet value proposition criteria
– $1B exited and business restructured
– Completed in December 2013
•
Built capabilities to win in the marketplace
– Global ERP system
– Global footprint expansion
– Product expansion
– Service capabilities
•
Company-wide operational excellence
initiative
•
TimkenSteel spinoff
•
Aerospace restructure
•
Pension plans fully funded; derisking
underway
2007
2014
See Appendix for reconciliation of adjusted EBIT margin to its most directly comparable GAAP equivalent.
(1) Total Shareholder Return for the Company takes into account the value of TimkenSteel common shares distributed in the Spinoff on
June 30, 2014 and assumes quarterly reinvestment of dividends.
2004 – 2008 2010 – 2014
Sales:
EBIT Margin (Adj.):
$3.7B
5.0%
$3.1B
12.6%
5-Year Average
(5-Year Annualized, ending 12/31/14)
Timken Improved Financial Performance
Total Shareholder Return
(1)
TIMKEN
TRANSFORMATION

Industrial Machinery
Automotive
Rail 11%
Heavy Truck 8%
Energy 7%
Defense 7%
Agriculture 6%
Industrial Services 5%
Metals 5%
Mining 5%
Civil Aerospace 4%
Construction 4%
Other 3%

9%
9%
82%

34%
49%
17%

Stronger. By Design. TIMKEN

Driving a More Balanced and Profitable Portfolio of Businesses
End-Market Sectors Product Offering Channel Overview
OEM
(Aftermarket Parts)
OEM
(New
Equipment
Builds)
Aftermarket
•
Highly diverse end-
market sectors, customer
base and applications
•
Attractive business mix
•
Expanding beyond
tapered roller bearings
•
Power transmission and
services diversification
•
Reflects new products,
acquisitions and global
expansion
•
Large installed base
drives aftermarket
– Lifetime of revenue
– Higher margin mix
•
1/3 of OEM business is
OEM service
Note: Based on 2014 sales of $3.1B.
Bearings
Services
Power Transmission
Products
19%
15%
ATTRACTIVE BUSINESS PROFILE

Disciplined Filter
for Attractive Opportunities
Timken
Competitive Differentiators

Stronger. By Design. TIMKEN

Technology &
Know How
Business
Capabilities
Operational
Excellence
Talent
Growth Markets Driven
by Strong Macros
Expand Global Reach with
Adjacent Products &
Services
Value
Creation
Challenging
Applications
Aftermarket
& Rebuild
Fragmentation
High Service
Requirements

THE TIMKEN BUSINESS MODEL

Capture Share
and
Market Growth
Apply Timken Business Model
Win Globally
Grow International Sales and
Focus on Emerging Markets
Leverage
Technology and
Know-How to
Grow Organically
Accelerate Product Development Rate
Pursue Strategic,
Bolt-on
Acquisitions
Focus on:
Bearings | International | Services
Power Transmission Adjacencies
1.
2.
3.
4.
THE GROWTH PLAN: WHAT YOU CAN EXPECT

Fafnir
TIMKEN
QM Bearings
TIMKEN
TIMKEN
REVOLVO

Stronger. By Design. TIMKEN

February
2010
July
2010
February
2013
Type E
Ball bearing
housed units
Split roller housed
units
July
2014
November
2014

Spherical roller
bearing steel
housed unit
Feb
2003
SNT Plummer
UC Series
Ball Bearing
•
Housed bearing units provide enhanced bearing protection in a multitude of harsh conditions. Timken housed units feature robust sealing options – enhancing bearing protection in debris-filled, contaminated or high-moisture environments.
BEARING HOUSED UNIT PORTFOLIO TRANSFORMATION
BUILDING FOR GROWTH
TIMKEN NOW MARKETS AMONG THE BROADEST RANGE OF
BEARING HOUSED UNITS IN THE INDUSTRY

•
Successful organization in place and TimkenSteel spin completed
•
2014 earnings growth (adj. EPS) of 23% on modest top line growth
•
Launched multiple growth opportunities & margin enhancement
initiatives
– DeltaX
– Disciplined and strategic M&A --Schulz and Revolvo
– Aerospace restructuring
– Operational
excellence
•
Pension de-risking
•
Returned capital to shareholders through dividends and increased level of share repurchases in 2014
See appendix for reconciliation of adjusted EPS to its most directly comparable GAAP equivalent.
2014 ACTIONS DRIVE STRONG PERFORMANCE & OPPORTUNITY

Financial Review * * * *

2013
2014

2013
2014

2013
2014

Stronger. By Design.

Execution of Timken Business Model Drives Success
Revenue Adj. EBIT Margin Adj. EPS
Up 6% excluding planned
program exits in Mobile
Industries and currency
$3.0 $3.1 10.8% 12.2% $2.07 $2.55
Improvement driven by operational excellence
initiatives and cost reduction;
EPS increase includes share repurchases
($ in Billions)
Up 1% Up 140 bps Up 23%
See appendix for reconciliations of adjusted sales, adjusted EBIT Margin, adjusted EPS and adjusted ROIC to their most directly comparable GAAP equivalents.
Other Highlights:
•
Process Industries
sales up 10.4% vs.
2013
•
SG&A expense
improved 40 bps
(% of sales) vs.
2013
•
Adjusted ROIC of
11.5%, up from
9.7% in 2013 (cost
of capital ~9%)
2014 FINANCIAL ACCOMPLISHMENTS

$500
$400
$300
$200
$100
$0
40%
30%
20%
10%
0%
$46
$181
$236
2013 YE
2014 Mid-year
2014 YE
2015
2016

Stronger. By Design.

See Appendix for reconciliations of Net Debt/Capital and adjusted EPS to their most directly comparable GAAP equivalents.
Balance Sheet Presents Value-Creation Opportunity
Capital Structure
Cash $294
Debt 530
Net Debt 236
Equity 1,589
Net Capital $1,825
Leverage
Total Debt/Capital 25%
Net Debt/Capital 13%
($ Millions)
Balance Sheet (12/31/14)
Target:
30 – 40%
Net Debt Net Debt/ Capital
($ Millions)
Net Debt / Capital
2014 Actual
9%
2%
13%
Capital Expenditures
Dividend
Share Repurchases
Acquisitions
Executing Plan:
2015 Outlook
– Target CapEx at ~4% of sales
– Expect to remain at or above top-end of
25 – 35% targeted payout ratio
– Continued focus on pipeline of attractive M&A
targets aligned with criteria
– Remaining share repurchase authorization of
8.9M shares; expires 12/31/15
– Invested $127M in CapEx (4.1% of sales), including
growth initiatives
– Paid dividends totaling $1.00 per share; 39% payout
ratio (on Adj. EPS of $2.55)
– Completed acquisitions of Schulz Group and Revolvo
Ltd. ($22 million spend)
– Repurchased 5.2M shares for $271 million (6% of
outstanding as of 12/31/13)
BALANCE SHEET AND LEVERAGE

US dollar index (DXY) 90.3 100.2
USD/EUR 1.21 1.05
Est. full year revenue impact          down 3%* down 6%
January 1
March 13
Currency Impact on 2015 (vs. 2014):
* Included in original outlook provided on January 29
Appreciation in US dollar since year-end driving larger
adverse impact on 2015 revenue versus prior year
Over 45% of Timken 2014 revenue was generated
outside the United States:
IMPACT OF
CURRENCY ON 2015 OUTLOOK

•
Differentiated Business Model delivers strong financial results
– Fragmented, diverse end-markets and customers
– Attractive mix
– Global growth opportunity
•
Strong, results oriented Management Team
•
Shifted focus from transformation to:
– Growth
– Margin performance
– Capital allocation; improved FCF generation leads to increased return of capital and funding of growth
…Prepared to Deliver Strong Shareholder Value
Timken is a Compelling Investment…
INVESTMENT SUMMARY – WHY OWN TIMKEN

Bank of America Merrill Lynch Investor Conference March 17, 2015 • London * * * *

Appendix * * * *

Reconciliation of Sales, EBIT to Net Income, EBIT After Adjustments to Net Income , EBIT as a Percentage of Sales
and EBIT After Adjustments as a Percentage of Sales; all excluding the Steel Business:
The following reconciliation is provided as additional relevant information about the Company's performance.  Management believes that EBIT and EBIT margin, after adjustments, are representative of the Company's core operations and therefore useful to investors.
(Dollars in millions)
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
Net sales (as reported) 4,513.7 $   5,168.4 $   4,973.4 $   5,236.0 $   5,663.7 $   3,548.4 $   4,055.5 $   5,170.2 $
Net sales attributable to TimkenSteel 1,221.7      1,582.2      1,327.8      1,415.1      1,694.0      672.9          1,256.9      1,836.6
Net sales - The Timken Company (pro forma) 3,292.0 $   3,586.3 $   3,645.5 $   3,820.9 $   3,969.7 $   2,875.4 $   2,798.6 $   3,333.6 $   3,359.5 $   3,035.4 $   3,076.2 $
5 Year Average Net sales: Year Ending (2004-2008) 3,662.9 $
5 Year Average Net sales: Year Ending (2010-2014) 3,120.7 $
Net Income (as reported) 135.7 $       260.3 $       176.4 $       219.4 $       267.7 $       (138.6) $     269.5 $       456.6 $       495.9 $       263.0 $       173.3 $
Income from Discontinued Operations, net of income taxes (164.4)        (87.5)           (24.0)
Provision for income taxes 64.1            130.3          77.8            62.9            157.9          1.5               136.0          240.2          186.3          114.6          54.7
Gain (loss) on divesiture (19.9)
Interest expense 49.4            48.1            44.8            35.6            39.0            40.2            38.2            36.8            31.1            24.4            28.7
Interest income -                 -                 -                 -                 -                 -                 (3.7)             (5.6)             (2.9)             (1.9)             (4.4)
Consolidated earnings before interest and taxes (EBIT) 249.2 $       438.7 $       299.0 $       317.9 $       464.6 $       (116.9) $     440.0 $       728.0 $       546.0 $       312.6 $       228.3 $
EBIT attributable to TimkenSteel 54.8            219.8          206.7          213.1          264.0          (57.9)           146.1          265.3          -
EBIT - The Timken Company 194.5 $       218.9 $       92.3 $         104.8 $       200.6 $       (59.0) $       293.9 $       462.7 $       546.0 $       312.6 $       228.3 $
EBIT - The Timken Company (pro forma) % to Net Sales 5.9% 6.1% 2.5% 2.7% 5.1% -2.1% 10.5% 13.9% 16.3% 10.3% 7.4%
Adjustments:
    Gain on sale of real estate in Brazil (5.4)             (22.6)
    Cost-reduction initiatives and plant rationalization costs 27.0            17.3            24.4            34.5            5.8               11.1            28.0            22.0            37.1            14.8            14.6
    Loss on divestitures 64.3            0.5               (0.0)             19.9
    Impairment and restructuring 13.4            26.1            44.9            40.4            64.4            216.7          121.6
    Pension settlement charges 7.2 33.7
    Other Special Items, including CDSOA expense (receipts) (43.0)           (85.4)           (94.7)           (13.2)           (29.3)           2.0               (2.3)             (2.4)             (108.0)
        Total Adjustments (2.5) $          (42.1) $       38.9 $         62.2 $         40.8 $         249.7 $       25.7 $         19.6 $         (70.9) $       16.6 $         147.3 $
Adjusted EBIT - The Timken Company (pro forma) 192.0 $       176.9 $       131.2 $       167.0 $       241.4 $       190.8 $       319.6 $       482.3 $       475.1 $       329.2 $       375.6 $
Adjusted EBIT - The Timken Company (pro forma) % to Net Sales 5.8% 4.9% 3.6% 4.4% 6.1% 6.6% 11.4% 14.5% 14.1% 10.8% 12.2%
5 Year Average Adjusted EBIT Margin: Year Ending (2004-2008) 5.0%
5 Year Average Adjusted EBIT Margin: Year Ending (2010-2014) 12.6%
Twelve Months Ended December 31,
:
2004 – 2014
GAAP RECONCILIATION

The Timken Company
(Dollars in millions) (Unaudited) 2014 2013
Net Sales 3,076.2 $        3,035.4 $
     Less:  Planned Program Exits 110.0
     Add back:  Currency impact (30.4)
Total 3,216.6 $        3,035.4 $
Year-over-Year change 181.2 $
6.0%
Reconciliation of Net Sales After Planned Program Exits and Currency Effects to Net Sales
The following reconciliation is provided as additional relevant information about the Company's performance.  Management believes that net sales, after planned program exits and currency effects, are representative of the Company's continuing operations and therefore useful to investors.
Twelve Months Ended
December 31,
GAAP RECONCILIATION
EXITS & CURRENCY EFFECTS
: SALES EXCLUDING PLANNED PROGRAM

(Dollars in millions, except share data)  (Unaudited)
2014
Percentage
to
Net Sales
2013
Percentage
to
Net Sales
Net Income 173.3 $        5.6% 263.0 $        8.7%
Income From Discontinued Operations, net of income taxes (24.0) (0.8)% (87.5) (2.9)%
Provision for income taxes 54.7 1.8% 114.6 3.8%
Interest expense 28.7 0.9% 24.4 0.8%
Interest income (4.4) (0.1)% (1.9) (0.1)%
Consolidated earnings before interest and taxes (EBIT) 228.3 $        7.4% 312.6 $        10.3%
Adjustments:
Gain on sale of real estate in Brazil
(1)
(22.6) (0.7)% (5.4) (0.2)%
Charges for cost-reduction initiatives and plant rationalization costs
(2)
14.6 0.5% 14.8 0.5%
Aerospace impairment and restructuring charges
(3)
121.6 4.0% — —%
Pension settlement charges
(4)
33.7 1.1% 7.2 0.2%
Total Adjustments 147.3 4.8% 16.6 0.5%
Consolidated earnings before interest and taxes (EBIT), after adjustments
375.6 $        12.2% 329.2 $        10.8%
(4)
Pension settlement charges related to the settlement of certain U.S. pension obligations.
December 31,
(1)
Gain on the sale of real estate relates to the sale of the former
(2)
Cost-reduction initiatives and plant rationalization costs related to plant closures, the rationalization of certain plants, and
(3)
Aerospace impairment and restructuring charges related to goodwill impairment charges, inventory valuation adjustments,
Reconciliation of EBIT Margin, After Adjustments, to Net Income as a Percentage of Sales and EBIT, After Adjustments, to
Net Income:
The following reconciliation is provided as additional relevant information about the Company's performance.  Management believes that EBIT and EBIT margin, after adjustments, are representative of the Company's core operations and therefore useful to investors.
Twelve Months Ended
GAAP RECONCILIATION
: CONSOLIDATED EBIT & EBIT MARGIN

Reconciliation of Adjusted Return on Invested Capital (ROIC):
The following reconciliation is provided as additional relevant information about the Company's performance.  Management believes that ROIC, after adjustments, is representative of financial return of the Company's core operations and therefore useful to investors.  The Company uses NOPAT/Average Invested Capital as a type of ratio that indicates return on invested capital.
Reconciliation of Adjusted EBIT 2014 2013
Income from continuing operations, net of income taxes 149.3 $                  175.5 $
Provision for income taxes 54.7                       114.6
Interest expense 28.7                       24.4
Interest income (4.4)                        (1.9)
Earnings Before Interest and Taxes (EBIT) (As Reported) 228.3                     312.6
Gain on sale of real estate in Brazil (22.6)                      (5.4)
Charges for cost-reduction initiatives and plant rationalization costs 14.6                       14.8
Aerospace impairment and restructuring charges 121.6                     -
Pension settlement costs 33.7                       7.2
  Adjusted EBIT 375.6 $                  329.2 $
Reconciliation of Net Operating Profit after Taxes 2014 2013
Adjusted EBIT 375.6 $                  329.2 $
Tax Rate 33.0%
35.1%
Calculated Income Taxes 123.9                     115.7
  Net operating profit after taxes 251.7                     213.5
Reconciliation of Adjusted Invested Capital 2014 2013 2012
Total debt 530.1
445.7            448.8
Total equity 1,589.1
2,648.6         2,246.6
Equity related to discontinued operations -
826.7            549.2
Adjusted total equity 1,589.1
1,821.9         1,697.4
Adjusted invested capital (Total debt + Adjusted total equity) 2,119.2
2,267.6         2,146.2
  Adjusted invested capital (two-point average) 2,193.4                2,206.9
Calculation of Adjusted Return on Invested Capital 2014 2013
Net operating profit after taxes (NOPAT) 251.7 $
213.5 $
Adjusted invested capital (two-point average) 2,193.4
2,206.9
  Return on invested capital 11.5% 9.7%
GAAP RECONCILIATION: ADJUSTED ROIC

Reconciliation of Net Debt to Total Debt and the Ratio of Net Debt to Capital:
This reconciliation is provided as additional relevant information about the Company's financial position.  Capital, used for the ratio of total debt to capital, is defined as total debt plus total shareholders' equity. Capital, used for the ratio of net debt to capital, is defined as total debt less cash and cash equivalents plus total shareholders'
equity. Management believes Net Debt is an important measure of the Company's financial position, due to the amount of cash and cash equivalents.
(Dollars in millions)
June 30,
2014
December 31,
2014
December 31,
2013
Short-term debt 314.6 $                         8.0 $                             269.3 $
Long-term debt 176.2 522.1 176.4
     Total Debt
(1)
490.8 $                         530.1 $                         445.7 $
Less: Cash, cash equivalents and restricted cash (310.1) (294.1) (399.7)
     Net Debt
(1)
180.7 $                         236.0 $                         46.0 $
Total equity 1,804.1 $                     1,589.1 $                     2,648.6 $
Ratio of Total Debt to Capital 21.4% 25.0% 14.4%
Ratio of Net Debt to Capital
9.1% 12.9% 1.7%
(1) Total Debt and Net Debt at December 31, 2013 excludes $30.2 million of debt transferred to TimkenSteel and is considered discontinued operations.
GAAP RECONCILIATION: NET DEBT / CAPITAL

Reconciliation of Earnings Per Share and Earnings Per Share After Adjustments to Net Income;
excluding the Steel Business:
The following reconciliation is provided as additional relevant information about the Company's performance.
Management believes that earnings per share (EPS), after adjustments, are representative of the Company's core operations and therefore useful to investors.
2013 2014
Reported EPS 1.82 $            1.61 $
Adjustments:
    EPS Attributable to TimkenSteel -
    Gain on sale of real estate in Brazil (0.06)              (0.25)
    Cost-reduction initiatives and plant rationalization costs 0.15                0.16
    Impairment and restructuring 1.33
    Special items - other (income) expense
    Tax impact of discrete items
    CDSOA expense (receipts) -
    Pension settlement charges 0.08                0.37
    Provision for income taxes 0.07                (0.68)
        Total Adjustments 0.24 $            0.94 $
EPS - The Timken Company, after adjustments (pro forma) 2.07 $            2.55 $
Twelve Months Ended
GAAP RECONCILIATION: PRO FORMA EPS

Reconciliation of EBIT After Adjustments and EBIT as a Percentage of Sales:
The following reconciliation is provided as additional relevant information about the Company's performance.
Management believes that EBIT and EBIT margin, after adjustments, are representative of the Company's core operations and therefore useful to investors.
Mobile Industries
(Dollars in millions) (Unaudited)
Twelve
Months Ended
December 31,
2014
Percentage
to Net Sales
Earnings before interest and taxes (EBIT) 65.6 $               3.9%
Gain on sale of real estate in Brazil
(1)
(22.6) (1.3)%
Charges for cost-reduction initiatives and plant rationalization costs
(2)
11.8 0.7%
Aerospace impairment and restructuring charges
(3)
121.6 7.2%
Pension settlement charges
(4)
0.7 —%
Earnings before interest and taxes (EBIT), after adjustments 177.1 $            10.5%
Process Industries
(Dollars in millions) (Unaudited)
Twelve
Months Ended
December 31,
2014
Percentage
to Net Sales
Earnings before interest and taxes (EBIT) 267.1 $            19.2%
Charges for cost-reduction initiatives and plant rationalization costs
(2)
2.2 0.2%
Earnings before interest and taxes (EBIT), after adjustments 269.3 $            19.4%
(2)
Cost-reduction initiatives and plant rationalization costs related to plant closures, the rationalization of certain plants, and severance related to cost reduction initiatives.
(1)
Gain on the sale of real estate relates to the sale of the former manufacturing facility in Sao Paulo, Brazil.
(3)
Aerospace impairment and restructuring charges related to goodwill impairment charges, inventory valuation adjustments, and severance.
(4)
Pension settlement charges related to the settlement of certain U.S. pension obligations.
GAAP RECONCILIATION: SEGMENT ADJUSTED EBIT